BancAnalysts Association of Boston Conference

The Need for Scale – Fact or Fiction?

November 7, 2024

Chairman, President and CEO Kevin Blair
EVP and Chief Financial Officer Jamie Gregory

SYNOVUS®

Forward-Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth; (2) deposit growth and deposit costs; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our future operating and financial performance; (8) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; (9) our effective tax rate; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted revenue taxable equivalent (TE); adjusted tangible efficiency ratio; and adjusted pre-provision net revenue (PPNR)/total average assets. The most comparable GAAP measures to these measures are total revenue; efficiency ratio-TE; and PPNR/total average assets, respectively. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted revenue is a measure used by management to evaluate total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted tangible efficiency ratio is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted PPNR/total average assets is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons divided by total average assets. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation.

Company Profile

SYNOVUS®

Strong Presence in Fast-Growing Footprint

Projected 2024-2029 Population Growth	
Florida	5.3%
South Carolina	4.7%
Georgia	3.7%
Tennessee	3.6%
Alabama	3.0%
U.S.	2.4%

Projected 2024-2029 Population Growth	
Charleston, SC	5.9%
Tampa, FL	5.2%
Jacksonville, FL	4.9%
Atlanta, GA	3.9%
Savannah, GA	2.8%
Miami, FL	2.4%
Nashville, TN	2.3%



Selected Top 5 Deposit Market Share Ranking Markets	Ranking
Atlanta-Sandy Springs-Roswell, GA	4
Columbus, GA	1
Birmingham, AL	5
Athens, GA	1
Columbia, SC	5
Pensacola, FL	3
Huntsville, AL	3
Montgomery, AL	5

Georgia

Atlanta
- South's Economic Hub
- World's Busiest Airport
- Fintech's "Transaction Alley"
- Major Film and TV Production Hub
- 27 Fortune 1000 Company HQs

Columbus
- Home to Fort Moore, the 5th Largest U.S. Army Base

Savannah
- Top Single Terminal Container Facility

Athens
- Home to University of Georgia

Florida

Miami
- Gateway to Latin America and International Business Hub
- Tourism Mecca
- Largest Cruise Ship Port in the World
- 13 Fortune 1000 Company HQs

Tampa
- 7 Fortune 1000 Company HQs

Jacksonville
- 4 Fortune 1000 Company HQs

Panhandle
- Robust Tourism Industry
- Large Naval Aviation Presence

Alabama

Birmingham
- 4 Fortune 1000 Company HQs

Huntsville
- Home to Marshall Space Flight Center
- Technology Hub

Montgomery
- Home to Maxwell Gunter Air Force Base
- Hyundai Manufacturing Facility

Tennessee

Nashville
- Music City USA
- Robust Tourism Industry
- Healthcare Capital
- 13 Fortune 1000 Company HQs

South Carolina

Charleston
- Robust Tourism Industry
- Manufacturing Hub
- Port of Charleston

Columbia
- Home to University of South Carolina

Note: Market share data as of June 30, 2024; Source: S&P Capital IQ

SYNOVUS

Synovus Has Undergone a Multi-Year Transformation

Enhancing Our Right to Win

- **Collapsed Bank Charters** in 2010
- **Centralized Credit Risk Management**
- Augmented Executive **Leadership Team** from 2016-Present
- Shifted to **Single Brand** Name in 2017
- Expanded into **South Florida** with FCB Acquisition in 2018
- **Enhanced Enterprise Risk Functions**
- **Made Significant Technology Investments**
- **Launched Wholesale Bank** in 2019
- **Diversified Loan Portfolio** through Middle Market and Specialty C&I Lending
- Launched Dedicated **Treasury and Payment Solutions Group** in 2019
- Launched **Corporate and Investment Banking** in 2022
- Expanded **Commercial Sponsorships** in 2023

Building Upon a Strong Corporate Culture

Great Place To Work® Certified
APR 2024-APR 2025
USA

Corporate Culture

Formal Leadership Development Programs

Voice of the Team Member 2023 Survey revealed **team member engagement and favorability that ranks in top 5% of the industry**

3 **Human Capital Management Excellence** Awards in 2024

American Banker 2024 Top 20 Banks by Reputation (#6)

Best of the Best Self-Service Innovation, Contact Center Award by Customer Contact Week in 2024

Multiple **J.D. Power Awards, including #1 in Trust in 2023**

Voted Best Multi-Family Office and Wealth Planning at 11th Annual Family Wealth Report Awards 2024

Lower Employee Turnover Than Peers

Named **Great Place To Work** 4 Years In A Row

25 Greenwich Best Brand and Excellence Awards in 2024 – 4th highest number of awards among 500+ banks evaluated


J.D. POWER

We Have a Diversified Business Model

SYNOVUS

Wholesale Bank

Loans	$25.3B
Deposits	$13.7B
LTM Non-Interest Revenue	$54MM

Corporate & Investment Bank

Loans	$0.8B
Deposits	$0.2B
LTM Non-Interest Revenue	$9MM

Community Bank

Loans	$8.0B
Deposits	$10.9B
LTM Non-Interest Revenue	$68MM

Consumer Bank

Loans	$2.8B
Deposits	$18.6B
LTM Non-Interest Revenue	$75MM

Financial Management Services

Loans	$5.3B
Deposits	$1.2B
LTM Non-Interest Revenue	$184MM

Treasury & Payment Solutions[(1)]
LTM Non-Interest Revenue $86MM

Capital Markets[(1)(2)]
LTM Non-Interest Revenue $38MM

Commercial Sponsorship[(1)(3)]
LTM Non-Interest Revenue $53MM

Note: Loan and Deposit Information as of 09/30/2024; LTM as of 09/30/2024 (1) Treasury & Payment Solutions, Capital Markets, and Commercial Sponsorship fee categories are components of shown line of business NIR performance; (2) Reclassifications with Non-Interest Revenue in 1Q24 resulted in prior periods being reclassified; (3) Commercial Sponsorship income includes GreenSky income and ISO sponsorship NIR

Historical Performance

Maintained Deposit Mix and Grew Core Deposits 29% Since YE19

Dec. 31, 2019
Core Deposits
$35.0B


2019 Deposit Mix
Non-Interest Bearing 23%
Interest Bearing 12%
Money Market 26%
Savings 2%
Time 16%
Public Funds 12%
Brokered 9%

Sept. 30, 2024
Core Deposits
$45.1B


2024 Deposit Mix
Non-Interest Bearing 22%
Interest Bearing 14%
Money Market 22%
Savings 2%
Time 16%
Public Funds 14%
Brokered 10%

75% of Growth from Commercial Clients

Note: Core Deposits exclude brokered deposits.

Generated 3-Year CAGR of 14% in Key Commercial Loan LOBs

Middle Market Banking[1]

- Continued investment in top talent in core SE markets with double digit annual growth in clients and RMs since 2019
- Driving full relationships across Capital Markets, Treasury and Payment Solutions and Wealth Management

Middle Market Loans

($ in millions)



$4,653
$4,650
$4,564
$4,935
$5,539
$5,728
2019
2020
2021
2022
2023
3Q24

Specialty C&I Lending[2]

- Buildout and sustainable growth of Specialty Lines complementary to our core Right to Win
- Capitalizing on industry expertise across niche market segments

Specialty Loans

($ in millions)



$3,563
$4,820
$6,748
$9,418
$10,231
$10,338
2019
2020
2021
2022
2023
3Q24

Institutional Commercial Real Estate[3]

- Optimized term/construction balance within portfolio
- Leveraging geographic coverage and skill set to deliver core relationship expansion

CRE Loans

($ in millions)



$7,355
$7,177
$7,239
$7,905
$8,567
$8,590
2019
2020
2021
2022
2023
3Q24

Note: 3-Year CAGR is for 2020-2023 for total of Middle Market Banking, Specialty Lending, and Institutional CRE loans; (1) Targets companies with $50 MM - $250 MM in annual revenue; (2) Includes Senior Housing, Structured Lending, Restaurant Services, Insurance Premium Finance, Asset-Based Lending, Community Investment Capital, Public Funds, and Corporate and Investment Banking; (3) Loans to established developers/investors

SYNOVUS

Produced 3-Year CAGR of 16% in Key Non-Interest Revenue LOBs

Treasury and Payment Solutions

- Added new products and services, including **Accelerate AR, FX solution** and **Accelerate Pay**
- Approximately **12,000 leads accounts** and **~$10 billion in Commercial Analysis Balances**



($ in millions)
$49
$63
$72
$80
$86
2020
2021
2022
2023
LTM(2)

Capital Markets

- **Syndicated Finance and DCM fees increase** driven by Middle Market and CIB expansion
- **Book runner of 6 DCM deals** in 2024
- **Implementing new syndication platform** to allow for greater scale



($ in millions)
$33
$36
$36
$39
$38
2020
2021
2022
2023
LTM(2)

Wealth Management

- Added **new head of Wealth Services** in 3Q23
- Launched **Business Owner Wealth Strategy in 2023 in 5 markets** with expansion planned
- 2024 fees impacted by single large repo account as welk as GLOBALT divestiture in 3Q23



($ in millions)
$115
$143
$153
$170
$164
2020
2021
2022
2023
LTM(2)

Commercial Sponsorship[1]

- **GreenSky relationship expanded** in 2H23



($ in millions)
$13
$15
$20
$41
$53
2020
2021
2022
2023(3)
LTM(2)

Note: 3-Year CAGR is for 2020-2023; (1) Commercial Sponsorship income includes GreenSky income and ISO sponsorship NIR; (2) LTM ending 9/30/24; (3) 2023 Commercial Sponsorship Fees includes a $13MM recovery on a Qualpay adjusted item

SYNOVUS

Treasury and Payments Solutions Fees Increased at 3-Year CAGR of 18%

2020 — $49MM

Executed roadmap for a comprehensive payment solutions platform

Introduced a new market delivery framework, i.e. segments and virtual Retail desk

Commercial Card integrated into TPS and One Card launched

2021 — $63MM

Launched new solutions including *Accelerate* AR

Premier Desk introduced

Launched new branded marketing materials to support front line sales

2022 — $72MM

Gateway launched: New digital commercial portal

Debuted *Accelerate* brand as part of our solutions

Instituted a commercial credit card team

2023 — $80MM

Launched new liquidity solutions: CDARS, money market sweeps

Launched new International platform: *Accelerate* FX

TPS Connect implementation tool live

Launched industry benchmarking and Customer Advisory Board forums

2024E — ~$84MM

Launched *Accelerate* Pay

Expected launch of *Accelerate* Trade in December

Introduced TPS Team Certification Program

Ongoing migration of three remote deposit capture platforms into one, giving a single sign-on best in class experience

Note: 3-Year CAGR is from 2020-2023

Effectively Managed Revenue in Unprecedented Environment


Total Revenue
($ in millions)
$1,952
$2,020
$1,983
$2,206
$2,221
$1,409
3.70%
3.18%
3.00%
3.32%
3.21%
3.22%(1)
2019
2020
2021
2022
2023
YTD 2024(2)(3)
Net Interest Income
Non-Interest Revenue
Net Interest Margin

(1) 3Q24 NIM is QTD; (2) As of 09/30/2024; (3) 3Q24 Total Revenue annualized $1.9B

Effectively Managed Revenue in Unprecedented Environment



Adjusted Revenue(1)
($ in millions)
$1,948
$1,937
$1,984
$2,214
$2,282
$1,664
3.70%
3.18%
3.00%
3.32%
3.21%
3.22%(2)
2019
2020
2021
2022
2023
YTD 2024(3)(4)
Net Interest Income TE
Adjusted Non-Interest Revenue
Net Interest Margin

(1) Non-GAAP financial measure, see appendix for applicable reconciliation; (2) 3Q24 NIM is QTD; (3) As of 09/30/2024; (4) 3Q24 Total Adjusted Revenue annualized is $2.2B

Maintained Low Efficiency Ratio

Headcount Reductions

- Reduced headcount by 11% since YE 2019 and 4% from 3Q23

Real Estate Optimization

- Reduced corporate square footage; consolidated in Columbus to new HQ building in 2H24
- Branch network down 17% since YE19

Reduced Third Party Spend

- Rationalized and consolidated third party vendors

Technology Investments

- Made numerous technology investments to increase efficiency

Efficiency Ratio (1)



56%
50%
57%
58%
49%
58%
55%
51%
57%
52%
46%
53%
60%
52%
56%
66%
56%
57%
2019
2020
2021
2022
2023
2024 YTD (3)
Synovus
Proxy Peer Top Quartile
Proxy Peer Median

Adjusted Tangible Efficiency Ratio (1)(2)



52%
52%
57%
56%
52%
58%
54%
54%
57%
52%
50%
53%
55%
54%
57%
55%
56%
60%
2019
2020
2021
2022
2023
2024 YTD (3)
Synovus
Proxy Peer Top Quartile
Proxy Peer Median

(1) Peer Data sourced from S&P Global Capital IQ; (2) Non-GAAP financial measure, see appendix for applicable reconciliation; (3) As of 09/30/2024

Optimized Balance Sheet and Business Mix

2023

2024

2023 - 2024

Non-Relationship Loan Rationalization

- Rationalized non-relationship Shared National Credits during 2023-24
- Sold $1.3 B medical office building loans in 3Q23
- Sold $424 MM of third-party consumer loan portfolio in 3Q23 and continued to run down those loans each quarter

Sept 2023

GLOBALT Divestiture

- Sold asset management firm to its management team
- Financial impact was immaterial to annual earnings
- Reallocated capital to higher returning fee income lines of business

Dec 2023 and May 2024

Securities Repositionings

- Repositioned $1.3 B of lower yielding securities in 4Q23 and $1.5 B in 2Q24
- The repositionings combined augmented annual net interest income by an estimated $76 MM

May 2024

Risk Weighted Asset Optimization

- Performed risk weighted asset optimization exercise on certain loan portfolio segments
- Freed up capital which was used for the May 2024 Securities Repositioning

Strengthened the Balance Sheet

Common Equity Tier 1 Ratio



9.49%
9.46%
9.52%
9.63%
9.77%
9.86%
10.13%
10.22%
10.38%
10.60%
10.64%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24(1)

Allowance For Credit Losses



1.15%
1.11%
1.13%
1.15%
1.17%
1.19%
1.22%
1.24%
1.26%
1.25%
1.24%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Wholesale Funding(2)/Total Assets



6.2%
10.2%
16.4%
16.8%
18.8%
17.4%
15.0%
13.5%
13.4%
12.9%
12.0%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

PPNR/Total Average Assets & Adjusted PPNR(3)/Total Average Assets



1.58%
1.55%
1.70%
1.72%
1.99%
2.00%
2.00%
2.01%
1.94%
1.96%
1.72%
1.76%
1.31%
1.63%
0.92%
1.43%
1.46%
1.48%
0.03%
1.77%
1.70%
1.77%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
PPNR/Total Assets
Adjusted PPNR/Total Assets

(1) 3Q24 is preliminary; (2) Wholesale Funding is defined as brokered deposits, FHLB borrowings, debt and selected other liabilities; (3) Non-GAAP financial measure, see appendix for applicable reconciliation for 3Q24

SYNOVUS

Further Strengthened Enterprise and Credit Risk Management

Added Experienced Leaders

- CRO Shellie Creson in 2022
- Executive Director of Enterprise & Operational Risk Management Michael Colasso in 2022
- COO of Risk Management McKenzie Shappley in 2023
- Deputy CCO Anne Fortner in 2024
- Executive Director of BSA/AML/OFAC Compliance Stephanie Wise in 2022

Centralized and Improved Governance and Reporting

- Improved balance of qualitative and quantitative risk appetite measures
- Enhanced Risk and Credit Committee reporting
- Defragmented Third-Party Risk Management and Issues Management
- Enhanced BSA/AML compliance system

Made Significant Technology and Talent Investments

- Developed multi-year Governance Risk & Compliance (GRC) System roadmap
- Increased and improved risk management training across the organization
- Created annual Risk Management Awareness Week

Further Strengthened Enterprise and Credit Risk Management

Enhanced Organizational Structure

- Created Credit Risk Management lead role reporting to Chief Credit Officer
- Aligned policy, governance, analytics, data governance, and market intelligence functions under Credit Risk Management
- Built out credit data governance platform
- Expanded Market Intelligence Team which monitors client sentiment, economic and real estate trends

Improved Modeling Function

- Created data aggregation platform to support ongoing analysis updates
- Broadened suite of stress testing and valuation analysis
- Performed deep dive reviews of loan portfolios such as office and multi-family

Streamlined and Automated

- Consolidated and centralized enterprise-wide loan portfolio reporting
- Built out and democratized credit reporting through dashboarding
- Automated and warehoused manual data collection and reporting processes

Contained NCOs in More Normal Loss Environment

Median NCO Ratio of 0.22% from 2019 - YTD 2024[1]

Community Bank LOB NCOs Near Zero Over the Past 2 Years
CRE Loss Rates Remain Very Low



0.16%
0.24%
0.20%
0.13%
0.28%
0.33%
2019
2020
2021
2022
2023(1)
YTD 2024(2)

(1) SNV 2023 NCOs exclude loan sales; actual NCO ratio for 2023 was 0.35%; (2) Beginning in 3Q24, SNV NCOs include losses associated with deposit accounts

Historical Performance Summary

Winning in the Southeast

Maintained Deposit Mix and Grew Core Deposits[1] 29% Since YE19

Generated 14% 3-Year CAGR[1] in Key Commercial Loan Lines of Business

- *Middle Market Banking*
- *Specialty C&I Lending[3]*
- *Institutional Commercial Real Estate*

Produced 16% 3-Year CAGR[2][4] in Key Non-Interest Revenue Lines of Business

- *Treasury and Payment Solutions*
- *Capital Markets*
- *Wealth Services*
- *Commercial Sponsorship[4][5]*

Target Top Quartile Profitability

Effectively Managed Revenue in Unprecedented Environment

Maintained Low Efficiency Ratio

Optimized Balance Sheet and Business Mix

- *Strategic Loan Sales and Rationalization*
- *GLOBALT Divestiture*
- *Securities Repositionings*
- *RWA Optimization*

Target Sustainable Returns

Further Strengthened Balance Sheet and Risk Management

Contained NCOs During More Normal Loss Environment

(1) Core Deposits exclude brokered deposits; (2) 3-Year CAGR is for 2020-2023; (3) Specialty C&I Lending includes Senior Housing, Structured Lending, Restaurant Services, Insurance Premium Finance, Asset-Based Lending, Community Investment Capital, Public Funds, and Corporate and Investment Banking; (4) 2023 Commercial Sponsorship Fees includes a $13MM recovery on a Qualpay adjusted item; (5) Commercial Sponsorship income includes GreenSky income and ISO sponsorship NIR

Strategic Priorities

SYNOVUS®

Accelerate Market-Based Loan, Deposit and Fee Growth

Significant, Programmatic Relationship Manager Hiring

Targeting 20%-30% Growth in RM Hires from 2025-2027

Middle Market	Commercial Bank	Wealth Services[1]
Up 50% to ~60 RMs	Up 20% to ~165 RMs	Up 20% to ~160 RMs

Primary Expansion Markets

- Atlanta
- Central Florida
- Birmingham
- South Florida
- South Carolina

(1) Wealth Service RMs include Brokerage, Personal Trust, and Private Wealth groups

SYNOVUS

Accelerate Loan, Deposit, and Fee Growth

Add Specialty Deposit Capabilities to Support Core Funding Growth

Centralized Liquidity Team

Launched in 2023

Deposit Opportunity of **$650MM+**

Legal Industries Vertical Formation

Launched in October 2024

Potential Core Deposit Funding of **$2B**

Deposit Rich Industry Expansion

ISO and MSB Expansion in 2025

$200MM+ deposit opportunity

Accelerate Loan, Deposit and Fee Growth

Corporate and Investment Bank Has Long Runway for Growth

Accelerate Client Acquisition

- Expand FIG Industry Vertical
- Solid Execution and Client Selectivity
- 35% YTD 2024 Fees/ Revenue(1)
- Lending Opportunity of $2B+ by 2027
- Annual Fee Potential of ~$15MM+ by 2027

(1) As of 09/30/2024

SYNOVUS

Deepen Client Relationships

Leverage More Robust Product & Service Set

Treasury & Payment Solutions

More proactive marketing strategy

- Expanded fraud mitigation solutions
- ERP Connectivity
- International FX and Trade Solutions
- Accelerate AR & Pay
- Commercial Card
- Performance Checking Small Business bundle

Capital Markets

- Loan syndication
- Derivatives
- Debt capital markets
- Commodities
- Foreign exchange

Wealth Strategy

- Continue to integrate Private Wealth, Brokerage, Trust and Family Office
- Leveraging BOWs strategy which has estimated $30MM annual revenue opportunity that cements client loyalty
- 186 new BOWs clients and YTD 2024 net new production revenue of $2.4MM

Treasury and Payment Solutions Strategic Priorities

Looking ahead to 2025

Modernization Now & Future

Commitment to continued improvements for our customers

- Build liquidity Go to Market vertical to drive deposit growth and deepen relationships
- Improve end-to-end client experience managing fraud through enhanced solutions and internal/external education
- Enhance digital connectivity experience with customers (e.g. APIs, expanded ERPs)

Deepen Relationships

Acquire, retain, and grow profitable relationships by investing in our team

- Support relationship manager growth strategy
- Deepen client relationships through enhanced cross-sell strategy
- Improve small business customer experience
- Increase team member knowledge and readiness to help customers improve their end-to-end process

Scaling For Growth

Establish framework to mitigate risk which enables us to grow the bank profitably

- Enhanced risk management model
- Establish market-based pricing strategy with cost allocations
- Investments in internal tools to improve client implementation experience
- Increased focus on third party relationships to align with evolving customer needs

Deepen Client Relationships

Overhaul Third Party Payments Model

ISO Sponsorship Opportunities

- Significant market disruption from larger banks' exit creates new opportunities
- Focus on Wholesale ISOs
- Streamline ISO onboarding process

- Increase volume through existing ISO "back book"
- Develop capabilities in specialized verticals (e.g., travel, gaming)

Add Verticals to Merchant Offering

- Create product and sale framework aligned with bank's commercial industry verticals (e.g., restaurants, healthcare)

- Utilize additional sales distribution capabilities
- Modernize POS tools and capabilities for clients

Deepen Client Relationships

Strengthen Consumer Bank Product and Sales Process

Improve Small Business Product Set

- New solution bundles and business owner capabilities
- Enhanced on-boarding and servicing
- Revised Go to Market strategy
- Increase small business sales force

Expand Digital and Data Programs to Drive Sales

- Next phase of consumer analytics
- Expanded OAO Capabilities
- Launch automated budgeting and savings program
- New Client Intelligence Center for bankers

Modernize Branch Delivery

- Upgrading core sales and service platforms
- Re-gearing branch activities and roles
- Traditional teller position eliminated
- Rebalance employee activity toward sales

Enhance Fee Income

- Expanded debit and credit card strategies
- New relationship checking products

Maintain Strong Asset Quality Metrics

Contain NCOs in More Normal Credit Environment

- NCOs averaged 0.26% from 2013-2023[1] and 0.33% YTD in 2024[2]
- CRE losses have remained low
- Community Bank NCOs have been near zero over the past 2 years

- Maintain loan portfolio:
  - *Risk balance*
  - *Geographic diversity*
  - *Industry diversity*
  - *Granularity*

- Continue reducing non-relationship credits where appropriate

- Further reduce reliance on aviation and leveraged lending

(1) SNV 2023 NCOs exclude loan sales; actual NCO ratio for 2023 was 0.35%; (2) Beginning in 3Q24, SNV NCOs include losses associated with deposit accounts

Continuous Enhancement of Credit Risk Management

Strengthen Governance Framework

- Evolve credit policy framework, cross-functional application, capture procedures and guidelines across all LOBs
- Create robust problem asset procedures incorporating enhanced SOX controls
- Increase committees' effectiveness, align governance with strategic objectives

Advance Credit Intelligence, Modeling and Advisory

- Evolve forward-looking credit intelligence to synthesize economic, asset class, and market data into enhanced portfolio analysis
- Expand data analytics, modeling, and stress testing platforms to drive visibility and augment decision making
- Support first line credit delivery through second line advisory and adjudication

Incorporate Data Quality Initiatives Through First and Second Lines

- Streamline loan portfolio reporting
- Build governance platform to identify data risks, create solutions and design sustainable procedures to maintain integrity
- Drive modeling and analysis efficiency and effectiveness through data quality assurance

Maintain Low Efficiency Ratio

Maintaining Top Quartile Operating Performance

Continuous Cost Reductions

- Ongoing cost reduction strategy to offset investment needs

Fully Leverage Prior Investments

- nCino Implementation
- Streamlined client onboarding
- Pricing Optimization for Value Strategy
  Dynamic TPS relationship pricing

Further Reduce Operational Losses

- Prevention versus reaction work
- Improve reporting and identify emerging trends at faster pace

Continue to Make Key Technology Investments

Prepare For Growth

#1
Continued Development of TPS Solutions

#2
Loan Origination Process Improvements

#3
Continued Wealth Management Integration

#4
Expanded Fraud Mitigation Focus

#5
Payments Hub

#6
Artificial Intelligence/ Automation Expansion

#7
Adaptive Workforce

#8
Automated Client Onboarding & Self-Serve Options

Strategic Priorities Summary

Winning in the Southeast

Accelerate Loan, Deposit and Fee Growth

- ***Hiring of ~20-30% More Relationship Managers*** *in Middle Market, Commercial and Wealth Services[1] from 2025-2027*
- *Addition of* ***Deposit Verticals*** *to Support* ***Core Funding Growth***
- ***CIB Achieving Financial Targets with Long Runway for Growth***

Maintain Top Quartile Profitability

Deepen Relationships

- ***Leverage More Robust Product/Service Set***
  - *Treasury and Payment Solutions*
  - *Capital Markets*
  - *Wealth Strategy*
- ***Refine Delivery Models***
  - *Third Party Payments*
  - *Consumer Bank*

Target Sustainable Returns

Active Interest Rate Risk Management Reduces Revenue Volatility

Maintain Strong Asset Quality Metrics

Make Continuous Risk Management Enhancements

Continue Highly Disciplined Expense Management

Maintain Key Technology Investments

Momentum + ***Geographic Market Strength*** + ***Profitability Tailwinds*** + ***Strategic Growth***

(1) Wealth Service RMs include our Brokerage, Personal Trust, and Private Wealth groups

SYNOVUS®

get there

Appendix

SYNOVUS®

Strength of Our Footprint

A win-win-win

Out-migration: 1.2mm
Population

In-migration: 1.5mm
Population


Net migration rank 10
AGI Gain Rank(1) 4
Net migration rank 12
AGI Gain Rank 14
Net migration rank 6
AGI Gain Rank 15
Net migration rank 4
AGI Gain Rank 3
Net migration rank 2
AGI Gain Rank 1

5-state Footprint Total AGI Gain
$47B

5-state
Total Net Migration
297,150

- *All five states are in the top 14 for expected population growth between 2024-2029[1], and three are in the top ten*
- *All five states are in the top 15 for Adjusted Gross Income gain from in-migration[2]*
- *All five footprint states in the top 12 for net population in-migration[3]*
- *All five states are in the top half of the country for new business formations[4], with Florida ranking #1 and Georgia ranking #5*

(1) Data source: S&P Global Capital IQ; (2) Data source: 2023 Census Bureau; (3) Data source: 2023 Census Bureau ; (4) Data Source: Census Bureau

SYNOVUS

Limited 2025 CRE Loan Maturities Above 75% LTV

Current LTV updated using estimated current market cap rates by CRE type

Only
5.0%
Estimated to have LTV>75% when using projected 2025 cap rates[1]



($ in millions)
$783
$863
$790
$775
$35
$26
$73
$25
Q1E
Q2E
Q3E
Q4E
Loans w/ Estimated > 75% LTV
Total 2025 CRE Maturies

Note: This analysis includes all IPRE loans greater than $1MM, with the exception of OIP (Other Investment Properties)
Note: Most recent appraisal cap rates where necessary to current 2025 survey levels
Note: 52% of property NOIs were adjusted to current or projected levels; 80% of multifamily NOIs were adjusted and 62% of office NOIs were adjusted, which reflects all multifamily and office loans greater than $5MM

SYNOVUS

Non-GAAP Financial Measures

($ in thousands)	2019	2020	2021	2022	2023	YTD 3Q 2024
Total non-interest expense	$1,098,968	$1,179,574	$1,099,904	$1,157,506	$1,335,424	$938,232
Merger-related expense	(56,580)	–	–	–	–	–
Earnout liability adjustments	(10,457)	(4,908)	(507)	–	–	–
Goodwill impairment	–	(44,877)	–	–	–	–
Loss on other loans held for sale	–	–	–	–	(50,064)	–
Restructuring (charges) reversals	(1,230)	(26,991)	(7,223)	9,690	(17,707)	(2,084)
Fair value adjustment on non-qualified deferred compensation	(2,797)	(2,310)	(2,816)	4,054	(4,987)	(4,922)
Valuation adjustment to Visa derivative	(3,611)	(890)	(2,656)	(6,000)	(3,927)	(8,700)
Gain (loss) on early extinguishment of debt	(4,592)	(10,466)	–	(677)	5,400	–
Adjusted non-interest expense	$1,019,701	$1,089,132	$1,086,702	$1,164,573	$1,264,139	$922,526

Amounts may not total due to rounding

Non-GAAP Financial Measures, Continued

($ in thousands)	2019	2020	2021	2022	2023	YTD 3Q 2024
Adjusted non-interest expense	$1,019,701	$1,089,132	$1,086,702	$1,164,573	$1,264,139	$922,526
Amortization of intangibles	(11,603)	(10,560)	(9,516)	(8,472)	(10,487)	(8,721)
Adjusted tangible non-interest expense	$1,008,098	1,078,572	$1,077,186	$1,156,101	$1,253,652	$913,805
Net interest income	$1,595,803	$1,512,748	$1,532,947	$1,796,900	$1,816,655	$1,294,583
Total non-interest revenue	355,900	506,513	450,066	409,336	404,010	114,017
Total revenue	1,951,703	2,019,261	1,983,013	2,206,236	2,220,665	1,408,600
Net interest income	$1,595,803	$1,512,748	$1,532,947	$1,796,900	$1,816,655	$1,294,583
Tax equivalent adjustment	3,025	3,424	3,185	3,927	4,621	4,055
Net interest income (TE)	$1,598,828	$1,516,172	$1,536,132	$1,800,827	$1,821,276	$1,298,638
Total non-interest revenue	355,900	506,513	450,066	409,336	404,010	114,017
Total revenue (TE)	1,954,728	2,022,685	1,986,198	2,210,163	2,225,286	1,412,655
Gain on sale and increase in fair value of private equity investments, net	(11,607)	(4,775)	–	–	–	–
Recovery of NPA	–	–	–	–	(13,126)	–
Investment securities losses (gains), net	7,659	(78,931)	799	–	76,718	256,660
Gain on sale of GLOBALT	–	–	–	–	(1,929)	–
Fair value adjustment on non-qualified deferred compensation	(2,797)	(2,310)	(2,816)	4,054	(4,987)	(4,922)
Adjusted revenue (TE)	**$1,947,983**	**1,936,669**	**$1,984,181**	**$2,214,217**	**$2,281,962**	**$1,664,393**
Efficiency ratio-TE	56%	58%	55%	52%	60%	66%
Adjusted tangible efficiency ratio	**52%**	**56%**	**54%**	**52%**	**55%**	**55%**

Amounts may not total due to rounding

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	3Q24
Net interest income	$440,740
Total non-interest revenue	123,980
Total non-interest expense	(313,690)
Pre-provision net revenue (PPNR)	$251,030
PPNR (annualized)	$1,004,120
Net interest income	$440,740
Total non-interest revenue	123,980
Total revenue	$564,720
Tax equivalent adjustment	1,393
Total revenue (TE)	566,113
Gain on sale of GLOBALT	–
Investment securities losses (gains), net	–
Fair value adjustment on non-qualified deferred compensation	(2,062)
Adjusted revenue (TE)	$564,051
Total non-interest expense	$313,690
Loss on other loans held for sale	–
Restructuring (charges) reversals	(1,219)
Fair value adjustment on non-qualified deferred compensation	(2,062)
Valuation adjustment to Visa derivative	(8,700)
Gain (loss) on early extinguishment of debt	–
Adjusted non-interest expense	$301,709
Adjusted revenue (TE)	$564,051
Adjusted non-interest expense	(301,709)
Adjusted PPNR	$262,342
Adjusted PPNR (annualized)	$1,049,368
Total average assets	$59,183,624
PPNR/total average assets	1.70%
Adjusted PPNR/total average assets	**1.77%**

Amounts may not total due to rounding